UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 6, 2006 (March 31, 2006)
                                                 ------------------------------

                            Anthracite Capital, Inc.
             (Exact name of registrant as specified in its charter)


              Maryland                  001-13937              13-397-8906
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  (State or other jurisdiction of      (Commission            (IRS Employer
           incorporation)              File Number)        Identification No.)


             40 East 52nd Street, New York, New York            10022
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             (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code   (212) 810-3333
                                                   -----------------------------

                                      N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement

On March 31, 2006, Anthracite Capital, Inc. (the "Company") and BlackRock Financial Management, Inc. (the "Manager") entered into the Second Amendment and Extension (the "Second Amendment"), to the Amended and Restated Investment Advisory Agreement (the "Management Agreement"), dated as of March 11, 2004, between the Company and the Manager. The Second Amendment extends the term of the Management Agreement for one year, from March 31, 2006 to March 31, 2007. The terms of the extended agreement are similar to the current agreement except the Second Amendment authorizes a grant of common stock of the Company to the Manager. The Second Amendment also authorizes that up to 30% of incentive fees payable to the Manager may be paid with shares of common stock of the Company under certain conditions. Subject to certain conditions, shares of common stock of the Company issued pursuant to the Second Amendment will be issued pursuant to the Anthracite 2006 Stock Award and Incentive Plan to be approved by the Company's shareholders at the Company's 2006 Annual Meeting.

The Company is filing the Second Amendment as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

99.1 Second Amendment and Extension, dated as of March 31, 2006, to the Amended and Restated Investment Advisory Agreement, dated as of March 11, 2004, between Anthracite Capital, Inc. and BlackRock Financial Management, Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ANTHRACITE CAPITAL, INC.


                                            By: /s/ James J. Lillis
                                                -------------------------------
                                            Name:  James J. Lillis
                                            Title: Chief Financial Officer

                                            Dated: April 6, 2006

                            ANTHRACITE CAPITAL, INC.
                           CURRENT REPORT ON FORM 8-K
                   Report dated April 6, 2006 (March 31, 2006)


EXHIBIT INDEX

Exhibit No.     Description

99.1 Second Amendment and Extension, dated as of March 31, 2006, to the Amended and Restated Investment Advisory Agreement, dated as of March 11, 2004, between Anthracite Capital, Inc. and BlackRock Financial Management, Inc.